LEASE

     THIS LEASE (this "Lease") is entered into as of the ____ day of _______________, 1998 (the "Commencement Date"), by and between [ICCMIC entity], a_______________ (the "Landlord"), whose address for purposes of notice hereunder is ______________, and [Ugly Duckling Car Sales, Inc.], an Arizona corporation (the "Tenant"), whose address for purposes of notice hereunder is
Attn.: General Counsel, 2525 East Camelback Road, Suite 1150, Phoenix, Arizona 85016.

                                 R E C I T A L S

     This Lease is made with reference to the following facts and objectives:

     Landlord is the owner of the following: (i) certain tract(s) or parcel(s) of land located in , and more particularly described on the attached and incorporated Exhibit "A" (the land described above, together with all rights, interests, easements, rights of way and appurtenances related thereto, shall hereinafter be referred to as the "Land"); and (ii) a building or buildings located or to be located on the Land and all other structures and improvements existing or to be constructed on the Land, together with all fixtures and equipment therein owned by Landlord and used in the operation of the same (collectively, the "Improvements"). The Land and Improvements are hereinafter collectively referred to as the "Premises." No easement for light, air or view is included with or appurtenant to the Premises.

     Pursuant to all of the terms, conditions, covenants and provisions of this Lease, Tenant desires to lease the Premises from Landlord, and Landlord desires to lease the Premises to Tenant, for the rents and during the terms hereinafter set forth.

     Landlord acquired the Premises on the Commencement Date and for the period of at least _________ years prior to the Commencement Date, Tenant owned, occupied and operated the Premises.

     Tenant has examined the title of the Premises, the physical condition of the Premises, environmental studies and reports of the Premises, and the economic feasibility of conducting its business in and from the Premises. Tenant has determined that the same are satisfactory to Tenant, and Tenant accepts the Premises on an "AS IS - WHERE IS" basis. TENANT ACKNOWLEDGES THAT LANDLORD (WHETHER ACTING AS LANDLORD HEREUNDER OR IN ANY OTHER CAPACITY) HAS NOT MADE AND WILL NOT MAKE, NOR SHALL LANDLORD BE DEEMED TO HAVE MADE, ANY WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO THE PREMISES, INCLUDING ANY WARRANTY OR REPRESENTATION AS TO ITS FITNESS FOR USE OR PURPOSE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, AS TO LANDLORD'S TITLE THERETO, OR AS TO VALUE, COMPLIANCE WITH SPECIFICATIONS, LOCATION, USE, CONDITION, MERCHANTABILITY, QUALITY, DESCRIPTION, DURABILITY OR OPERATION, IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO BE BORNE BY TENANT. Tenant acknowledges that the Premises are of its selection and to its specifications, and that the Premises have been inspected by Tenant and are satisfactory to it. In the event of any defect or deficiency in the Premises of any nature, whether patent or latent, Landlord shall not have any responsibility or liability with respect thereto or for any incidental or consequential damages (including strict liability in tort).

     It is the parties' objective to provide for an absolute "bond equivalent" net net net lease to Landlord; the Basic Rent (as hereinafter defined) payable by Tenant hereunder shall be an absolute "bond equivalent" net net net return to Landlord and Tenant shall pay all costs and expenses relating to the Premises and Tenant's operations thereon. Landlord would not have entered into this Lease if it did not meet the aforesaid criteria.

     NOW, THEREFORE, IN CONSIDERATION of the aforesaid Recitals, and in consideration of the Premises leased by Landlord to Tenant hereby, and in consideration of the rents and covenants to be paid and performed by Tenant hereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties covenant and agree as follows:


     I. LEASE.

          1.1. Demise of Premises. Landlord hereby demises the Premises to Tenant, and Tenant hereby lets and accepts the Premises from Landlord, for the term herein described.

          1.2. Title and Condition. The Premises are demised and let "as is" subject to all matters of record and all other title exceptions, including but not limited to (a) the rights of any parties in possession and the existing state of the title as of the commencement of the term of this Lease, (b) any state of facts which an accurate survey or physical inspection thereof might show, (c) all zoning regulations, restrictions, rules and ordinances, building restrictions and other laws and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction over the condition of any buildings, structures and other improvements located thereon, all as of the commencement of the term of this Lease, without representation or warranty by Landlord. Tenant represents that it has examined the title to and the condition of the Premises and has found the same to be satisfactory to it.

          1.3. Use of Leased Premises.

               (a) Tenant is currently operating the Premises for the purpose of used car sales and activities incidental and related thereto (the "Intended Use"). Tenant agrees to remain open for business and to operate the Intended Use in all or substantially all of the Premises during the Term. Tenant may occupy and use the Premises for no use other than the Intended Use without Landlord's consent, which shall not be unreasonably withheld conditioned or delayed. In no event, however, shall the Premises be used for a use which would (i) have a permanent and material adverse effect on the value of the Premises,
          (ii) increase (when compared to use as the Intended Use) the likelihood that Tenant, Landlord or Lender would incur liability under any provisions of any Environmental Laws, or (iii) result in or give rise to any material environmental deterioration or degradation of the Premises. Tenant shall not create or suffer to exist any public or private nuisance, hazardous or illegal condition or waste on or with respect to the Premises. Tenant shall not use, occupy or permit any of the Premises to be used or occupied, nor do or permit anything to be done in or on any of the Premises, in a manner which would (A) make void or voidable any insurance which Tenant is required hereunder to maintain then in force with respect to any of the Premises, or (B) affect the ability of Tenant to obtain any insurance which Tenant is required to furnish hereunder, (C) impair Landlord's title to the Premises, or in such manner as might reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or third Persons, or of implied dedication of the Premises or any portion thereof, or (D) conflict with the terms or conditions of any instrument or agreement between Landlord and Tenant. Nothing contained in this Lease and no action by Landlord shall be construed to mean that Landlord has granted to Tenant any authority to do any act or make any agreement that may create any such third party or public right, title, interest, lien, charge or other encumbrance upon the estate of the Landlord in the Premises.

               (b) Tenant shall not conduct its business operation in the Premises unless and until (and only during such time as) all necessary certificates of occupancy, permits, licenses and consents from any and all appropriate governmental authorities have been obtained by Tenant and are in full force and effect.

          1.4. Quiet Enjoyment. For so long as no Event of Default (as hereinafter defined) has occurred and is continuing hereunder, Landlord warrants peaceful and quiet enjoyment of the Premises by Tenant against acts of Landlord or anyone claiming through Landlord, provided that Landlord and its agents may enter upon and examine the Premises at reasonable times. Exercise by Landlord of its rights to come upon the Premises as set forth in this Lease shall not constitute a violation of this Section.

     II. TERM.

          2.1. Term. Subject to the terms and conditions hereof, Tenant shall have and hold the Premises for a primary term (herein called the "Primary Term") commencing on the Commencement Date and ending at midnight on _______________, 2013, unless this Lease shall be sooner terminated or extended. Tenant shall have the right and option to extend this Lease for four (4) consecutive extended terms, of five (5) years each (herein, collectively called the "Extended Terms" and individually, an "Extended Term" and together with the Primary Term, sometimes hereinafter called the "Term" "term of this Lease" or "term hereof"). If no Event of Default shall exist at the time of exercise of such option, each Extended Term shall commence on the day immediately succeeding the expiration date of the Primary Term or the preceding Extended Term and shall end at midnight on the day immediately preceding the fifth anniversary of the first day of such Extended Term. Provided no Event of Default shall exist at the time of exercise of such option, Tenant may exercise each said option to extend this Lease for an Extended Term by giving written notice to that effect at least six (6) months prior to the expiration of the then existing term. If Tenant fails to exercise an option to extend the Term six (6) months or more prior to the expiration of the then current Term, Tenant's option to extend the Term shall not be terminated and this Lease shall not expire unless Landlord delivers to Tenant written notice of Tenant's failure to exercise its option to extend the Term of this Lease and Tenant then fails to exercise the option within fifteen (15) days after receipt of the written notice from Landlord. If Tenant does not exercise any such option in a timely manner, then Landlord shall have the right during the remainder of the Term of this Lease to advertise the availability of the Premises for reletting and to erect upon the Premises signs appropriate for the purpose of indicating such availability. The term "Lease Year" shall mean a calendar year, except that the first partial "Lease Year" (the "First Lease Year") shall commence on the "Commencement Date and expire on December 31, 1998.


     III. BASIC RENT; ADDITIONAL RENT.

          3.1. Basic Rent. Tenant covenants to pay to Landlord as and for the rental of the Premises the amounts set forth below (which amounts, as increased by the amounts provided for in Section 3.2 hereof, is together called the "Basic Rent"):

          (a) For and with respect to the First Lease Year the amount of $ ___________, payable in equal monthly installments of $____________ (but if the Commencement Date does not occur on the first day of a calendar month, the installment for the period from the Commencement Date to the end of the calendar month in which the Commencement Date occurs shall be paid on the Commencement Date and shall be prorated based on a thirty (30) day month).

          (b) For and with respect to the second Lease Year (i.e., calendar year 1999), the amount of $ ___________, payable in equal monthly installments of $____________ .

          (c) Basic Rent shall be adjusted commencing with the first (1st) day of the third Lease Year and as of the first (1st) day of each Lease Year thereafter (each such date being referred to herein as an "BR Adjustment Date" and each such Lease Year commencing with the third Lease Year being referred to herein as a "BR Period"). Basic Rent for the first BR Period will be adjusted on the first BR Adjustment Date by an amount calculated by multiplying the Basic Rent then in effect by the percentage increase, if any, in the "CPI", as defined below in this paragraph, from the month immediately preceding the BR Adjustment Date over the CPI for the month immediately preceding the second Lease Year. Basic Rent for each subsequent BR Period will be adjusted on each subsequent BR Adjustment Date by an amount calculated by multiplying the Basic Rent then in effect, by the percentage increase, if any, in the CPI from the last month of the BR Period then ending over the CPI for the last month of the most recent prior BR Adjustment Date. Notwithstanding the foregoing to the contrary, in no event shall the percentage increase for any such Lease Year exceed four percent (4%) or be less than two percent (2%). The "CPI" shall mean (and charges subject to adjustment pursuant to the CPI under this Lease shall mean adjustment pursuant to changes in) the "Consumer Price Index For All Urban Consumers (1982-84=100),
               published by the Bureau of Labor Statistics of the U.S. Department of Labor. If no CPI is published for the month for which CPI is to be utilized pursuant to this Lease, the most recent prior month shall be utilized. In the event the CPI is not published by the Bureau of Labor Statistics or another governmental agency at any time during the Term, the most comparable statistics on the purchasing power of the consumer dollar as published by a responsible financial authority and as selected by Landlord shall be used for making such computation.

          (d) If an option to extend the Term is exercised, for and with respect to the applicable Extended Term, at the rate equal to ninety-five percent (95%) of fair market rental value, but in no event less than the Basic Rent payable in the last year of the prior portion of the Term ("Extended Term Basic Rent"). Fair market rental value will be determined as of the first day of the applicable Extended Term but at the time and on the basis set forth in Section 11.3 hereof.

          Tenant unconditionally and irrevocably agrees to make the Basic Rent payments directly to Landlord or Landlord's designee and to pay the same on the first day of each month, commencing on the Commencement Date. After any Event of Default, Landlord shall have the right to require that such payments be made in immediately available funds.

          3.2. Additional Rent. Tenant shall pay and discharge before the imposition of any fine, lien, interest or penalty may be added thereto for late payment thereof, as Additional Rent, all other amounts and obligations which Tenant assumes or agrees to pay or discharge pursuant to this Lease, together with every fine, penalty, interest and cost which may be added by the party to whom such payment is due for nonpayment or late payment thereof. In the event of any failure by Tenant to pay or discharge any of the foregoing, Landlord shall have all rights, powers and remedies provided herein, by law or otherwise, in the event of nonpayment of Basic Rent.

          3.3. Late Charge. If any installment of Basic Rent is not paid within five (5) days after notice that the same is due and not paid, Tenant shall pay to Landlord or Lender, as the case may be, on demand, as Additional Rent, a late charge equal to three percent (3%) (the "Late Charge") on such overdue installment of Basic Rent. Such payment shall be in addition to, and not in lieu of, the interest payable pursuant to Section 11.17.

          3.4. True Lease. Landlord and Tenant agree that this Lease is a true lease and does not represent a financing arrangement. Each party shall reflect the transactions represented by this Lease in all applicable books, records and reports (including, without limitation, income tax filings) in a manner consistent with "true lease" treatment rather than "financing" treatment.

          3.5. Net Lease; Non-Terminability.

          (a) This is an absolutely net lease to Landlord. It is the intent of the parties hereto that the Basic Rent payable under this Lease shall be an absolutely net return to Landlord and that Tenant shall pay all costs and expenses relating to the Premises and operations carried on therein, including but not limited to costs and expenses relating to any period prior to the Commencement Date. Any amount or obligation herein relating to the Premises which is not expressly declared to be that of Landlord shall be deemed to be an obligation of Tenant to be timely performed by Tenant at Tenant's expense. Basic Rent, Additional Rent and all other sums payable hereunder by Tenant, shall be paid without notice, demand, set-off, counterclaim, abatement, suspension, deduction or defense.

          (b) This Lease shall not terminate nor shall Tenant have any right to terminate this Lease, nor shall Tenant be entitled to any abatement or reduction of rent hereunder, nor shall the obligations of Tenant under this Lease be affected by reason of:
               (i) any damage to or destruction of all or any part of the Premises from whatever cause; (ii) the taking in whole or in part of the Premises or any portion thereof by condemnation, requisition or otherwise except as provided in Article VII; (iii) the prohibition, limitation or restriction of Tenant's use of all or any part of the Premises, or any interference with such use;
               (iv) any eviction by paramount title or otherwise; (v) Tenant's acquisition or ownership of all or any of the Premises otherwise than as expressly provided herein; (vi) any default on the part of Landlord under this Lease, or under any other agreement to which Landlord and Tenant may be parties; (vii) any abandonment of the Premises by Tenant or (viii) any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of Tenant hereunder shall be separate and independent covenants and agreements, that the Basic Rent, the Additional Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events and that the obligations of Tenant hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been terminated pursuant to Articles VII or XI (Section 11.18) of this Lease.

          (c) Tenant agrees that it will remain obligated under this Lease in accordance with its terms, and it will not take any action to terminate, rescind or avoid this Lease because of: (i) any readjustment, liquidation, dissolution, or winding-up or other proceeding affecting Landlord or its successors-in-interest or
               (ii) any action with respect to this Lease which may be taken by any trustee or receiver of Landlord or its successors-in-interest or by any court in any such proceeding.

          (d) To the extent permitted by applicable law, Tenant waives all rights which may now or hereafter be conferred by law (i) to quit, terminate or surrender this Lease or the Premises or any part thereof, or (ii) to any abatement, suspension, deferment or reduction of the Basic Rent, Additional Rent or any other sums payable under this Lease.

     IV.  PAYMENT  OF  IMPOSITIONS,  TAXES  AND  ASSESSMENTS;   COMPLIANCE  WITH
LAW;ENVIRONMENTAL MATTERS.

          4.1. Payment of Impositions. Tenant shall pay or discharge all Impositions (as hereinafter defined) when due, including but not limited to Impositions relating to any period prior to the Commencement Date. Notwithstanding the foregoing provision of this Section 4.1, Tenant shall not be required to pay any franchise, corporate, estate, inheritance, succession, transfer (other than transfer taxes, recording fees, or similar charges payable in connection with a conveyance hereunder to Tenant), income or excess profits taxes of Landlord hereunder. Tenant agrees to furnish to Landlord and Lender, evidence of the payment of the taxes described in Section 11.12(a)(i) within thirty (30) days after payment thereof. Tenant agrees to furnish evidence of payment of other Impositions with fifteen (15) days of Landlord's request therefor. In the event that any Imposition levied or assessed against the Premises becomes due and payable during the term hereof and may be legally paid in installments, Tenant shall have the option to pay such Imposition in installments. In such event, Tenant shall be liable only for those installments which become due and payable during the term hereof or which were due and payable prior to the term hereof.

          4.2. Compliance with Laws. Tenant shall, at its expense, comply with and shall cause the Premises to comply with all governmental statutes, laws, rules, orders, regulations and ordinances, including without limitation, the Americans with Disabilities Act of 1990, as the same may be amended from time to time, all fire regulations, occupational health and safety laws, applicable point of sale laws, building codes, Environmental Laws, zoning and land use laws and regulations, and any other law the failure to comply with which at any time would materially affect Landlord or the Premises or any part thereof, or the use thereof, including those which require the making of any structural, unforeseen or extraordinary changes, whether or not any of the same involve a change of policy on the part of the body enacting the same. Tenant shall, at its expense, comply with all changes required in order to obtain the Required Insurance (as hereinafter defined), and with the provisions of all contracts, agreements, instruments and restrictions existing at the commencement of this Lease or thereafter suffered or permitted by Tenant affecting the Premises or any part thereof or the ownership, occupancy or use thereof.

          4.3. Permitted Contests. Provided that Tenant shall have complied with, and shall continue to comply with, its obligations under Section 4.2, Tenant may contest, in good faith and at its expense and in accordance with all laws and governmental requirements, the existence, the amount or the validity of the requirements imposed pursuant to Section 4.2, or the extent of its liability therefor, by appropriate proceedings. At least thirty (30) days prior to any such contest, and as a condition thereto, Tenant shall notify Landlord as to the proposed contest in reasonable detail, and Landlord shall have the right to require Tenant to post security in amount and form reasonably required by Landlord. No such contest or proceedings shall in any way eliminate or otherwise interfere with Tenant's obligation to make timely payments of Basic Rent and Additional Rent under this Lease. Tenant further agrees that each such contest shall be promptly prosecuted to a final conclusion. Tenant shall pay, indemnify and save Landlord harmless against, any and all losses, judgments, decrees and costs (including all attorneys' fees, appearance costs and expenses) incurred by Landlord during the Lease Term in connection with any such contest and shall, promptly after the final settlement, compromise or determination of such contest, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, together with all penalties, fines, interests, costs and expenses thereof or in connection therewith, and perform all acts, the performance of which shall be ordered or decreed as a result thereof. No such contest shall subject Landlord to the risk of any criminal liability or shall subject the Premises to the risk of foreclosure.

          4.4. Hazardous Materials. Tenant shall:

          (a) not cause, or permit any Hazardous Material (as defined below) to exist on or discharge from the Premises (except for items sold or used in the ordinary course of Tenant's business and for which any required licenses and permits are issued and in any event in accordance with Environmental Laws), and shall promptly: (i) pay any claim against Tenant, Landlord, Lender or the Premises; (ii) remove any charge or lien upon any of the Premises; and (iii) defend, indemnify and hold Landlord and Lender harmless from any and all claims, expenses, liability, loss or damage (including reasonable attorneys' fees) resulting from any Hazardous Material that at any time exists on or is discharged from the Premises except to the extent it is the direct result of the actual gross negligence or willful misconduct of Landlord;

          (b) not cause or permit any Hazardous Material to exist on or discharge from any property owned or used by Tenant which would result in any charge or lien upon the Premises and shall promptly: (i) pay any claim against Tenant, Landlord, Lender or the Premises; (ii) remove any charge or lien upon the Premises; and (iii) defend, indemnify and hold Landlord and Lender harmless from any and all claims, expenses, liability, loss or damage (including reasonable attorneys' fees) resulting from the existence or discharge of any such Hazardous Material except to the extent it is the direct result of the actual gross negligence or willful misconduct of Landlord;

          (c) notify Landlord and Lender within ten (10) days after Tenant first has knowledge of any of the following:

               (i) that Hazardous Material exists on or has been discharged from or onto the Premises (whether originating thereon or migrating to the Premises from other property);

               (ii) that Tenant is subject to  investigation by any governmental authority evaluating whether any remedial action is needed to respond to the release or threatened release of any Hazardous Material into the environment from the Premises;

               (iii)notice  or  claim to the  effect  that  Tenant  is or may be liable to any person as a result of the release or threatened release of any Hazardous Material into the environment from the Premises;

               (iv) notice that the  Premises  are  subject to an  environmental lien;

               (v) notice of violation to Tenant or awareness by Tenant of a condition which might reasonably result in a notice of violation of any applicable Environmental Law.

          (d) comply, and cause the Premises to comply, with all statutes, laws, ordinances, rules and regulations of all local, state or federal authorities having authority over the Premises or any portion thereof or their use, including without limitation, relative to any Hazardous Material, petroleum products, asbestos containing materials or PCB's.

          (e) "Hazardous Material" means any hazardous or toxic material, substance or waste which is defined by those or similar terms or is regulated as such under any Environmental Laws. "Environmental Laws" means any statute, law, ordinance, rule or regulation of any local, county, state or federal authority having jurisdiction over the Property or any portion thereof or its use as the same may be amended from time to time, including but not limited to:
               (i) the Federal Water  Pollution  Control Act (33 U.S.C.  Section
               1317) as amended; (ii) the Federal Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) as amended; (iii) the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) as amended; (iv) the Toxic Substance Control Act (15 U.S.C. Section 2601) as amended; and (v) the Clean Air Act (42 U.S.C. Section 7401) as amended.

          (f) The Tenant's obligations and liabilities under this Section 4.4 shall survive the expiration or termination of this Lease and shall include, without limitation, matters arising prior to the Commencement Date.

     [Note:   Additional   covenants,   etc.   may  be  required  to  deal  with
recommendations included in, or issues raised by, the environmental audits.]


     V. MAINTENANCE AND REPAIR; ALTERATIONS.

          5.1. Maintenance and Repair. Tenant acknowledges that it has received the Premises in good condition, repair and appearance. Tenant agrees that, at its expense, it will keep and maintain the Premises, including any altered, rebuilt, additional or substituted buildings, structures and other improvements thereto, in good condition and repair. It will make promptly, all structural and nonstructural, foreseen and unforeseen, ordinary and extraordinary changes and repairs or replacements of every kind which may be required to be made to keep and maintain the Premises in such good condition, repair and appearance and it will keep the Premises orderly and free and clear of rubbish. Tenant covenants not to install any underground storage tanks on the Premises. [Note: depending on the results of the environmental audits, we may need to include language regarding remediation of any existing tanks.] Tenant agrees that its obligation to maintain and repair the Premises as set forth in this Section 5.1 benefit both Landlord and Tenant, are the sole responsibility of Tenant, and may not be delegated. Tenant further covenants to perform or observe all terms, covenants or conditions of any reciprocal easement or maintenance agreement to which it may at any time be a party or to which the Premises are currently subject. Tenant shall, at its expense, use its best efforts to enforce compliance with any reciprocal easement or maintenance agreement benefiting the Premises by any other person subject to such agreement. Landlord shall not be required to maintain, repair or rebuild, or to make any Alterations of any nature to the Premises, or any part thereof, whether ordinary or extraordinary, structural or nonstructural, foreseen or not foreseen, or to maintain the Premises or any part thereof in any way. Tenant hereby expressly waives the right to make repairs at the expense of Landlord which may be provided for in any law in effect at the time of the commencement of the term of this Lease or which may thereafter be enacted. If Tenant shall abandon the Premises, it shall give Landlord and Lender immediate notice thereof. The obligations of the Tenant to pay Basic Rent and Additional Rent shall not be eliminated, reduced, suspended, or otherwise impaired by reason of such abandonment of the Premises. In the event that the Premises shall violate any law and as a result of such violation an enforcement action is threatened or commenced against Tenant or with respect to the Premises, then Tenant shall either (i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such violation, whether the same shall affect Landlord, Tenant or both, or (ii) take such action as shall be necessary to remove such violation, including, if necessary, making any necessary repairs or replacements, structural or otherwise.

          5.2. Engineering Report. Beginning the Sixth Lease Year, and every five (5) years thereafter, Tenant shall provide Landlord, upon Landlord's written request, with an engineering study of the Premises ("Engineering Report") addressed to Landlord, in form, content and scope reasonably acceptable to Landlord, prepared by a qualified engineering firm. The Engineering Report shall include, without limitation, a study or analysis of (a) all structural components of the Premises, (b) all mechanical, electrical, plumbing, HVAC, sprinkler, fire suppression, elevators, and other building systems and equipment designated by Landlord, and (c) the roof of all buildings.

          5.3. Encroachments. If any Improvements situated on the Premises at any time during the Term of this Lease shall encroach upon any property, street or right-of-way adjoining or adjacent to the Premises, or shall violate the agreements or conditions contained in any restrictive covenant affecting the Premises or any part thereof, or shall impair the rights of others under or hinder or obstruct any easement or right-of-way to which the Premises are subject, then, promptly after the written request of Landlord or any person affected by any such encroachment, violation, impairment, hindrance or obstruction, Tenant shall, at its expense, either
     (i) obtain effective waivers, or settlements of all claims, liabilities and damages resulting from each such encroachment, violation, impairment, hindrance or obstruction whether the same shall affect Landlord, Tenant or both, or (ii) make such changes in the improvements on the Premises and take such other action as shall be necessary to remove such encroachments, hindrances or obstructions and to end such violations or impairments, including, if necessary, the alteration or removal of any improvement on the Premises. Any such alteration or removal shall be made in conformity with the requirements of Section 5.4 hereof to the same extent as if such alteration or removal were an Alteration under the provisions of Section 5.4.

          5.4. Alterations.

          (a) Tenant may, at its expense, make additions to and alterations of the Improvements to the Premises and make substitutions and replacements thereto (sometimes hereinafter collectively referred to as "Alterations"), provided that: (i) Landlord approves, which approval shall not be unreasonably withheld, conditioned or delayed, any Alterations to the Premises before such alterations are commenced, after having received from Tenant a complete set of plans and specifications for the proposed work, (ii) in Landlord's reasonable judgment, the market value of the Premises and the Intended Use shall not thereby be reduced or impaired and the appearance of the Property will not be adversely affected;
               (iii) the Alterations are architecturally consistent with existing Improvements; (iv) the Alterations shall be performed in a good and workmanlike manner; (v) such work shall not violate any term of any restriction to which the Premises are subject or the requirements of any insurance policy required to be maintained by Tenant hereunder, and shall be expeditiously completed in compliance with all laws, ordinances, rules, regulations and requirements applicable thereto, including without limitation, the Americans with Disabilities Act of 1990 and all regulations issued thereunder, as the same may be amended from time to time; and (vi) no Improvements shall be demolished unless Tenant shall have first furnished Landlord with such surety bonds or other security acceptable to Landlord as shall be necessary to assure rebuilding of such Improvements. Tenant shall promptly pay all costs and expenses of each such Alteration, discharge all liens arising therefrom and procure and pay for all permits and licenses required in connection therewith. All such Alterations shall be and remain part of the realty and the property of Landlord and shall be subject to this Lease. Tenant may place upon the Premises any inventory, trade fixtures, machinery or equipment belonging to Tenant or third parties and may remove the same at any time during the Term. Tenant shall repair any damage to the Premises or any portion thereof (including all Improvements thereon) caused by such removal.

          5.5. No Liens. Tenant will not, directly or indirectly, create or permit to be created or to remain, and shall within thirty (30) days of filing of any, mechanics, contractors or other liens, discharge or bond, at its expense, any liens with respect to, the Premises or any part thereof or Tenant's interest therein or the Basic Rent, Additional Rent or other sums payable by Tenant under this Lease, other than the lien for real estate taxes which are not yet due and payable. Nothing contained in this Lease shall be construed as constituting the consent or request, expressed or implied, by Landlord to the performance of any labor or services or of the furnishing of any materials for any Alterations, repair or demolition of or to the Premises or any part thereof by any contractor, subcontractor, laborer, materialman or vendor. Notice is hereby given that Landlord will not be liable for any labor, services or materials furnished or to be furnished to Tenant, or to anyone holding the Premises or any part thereof, and that no mechanic's or other liens for any such labor services or materials shall attach to or affect the interest of Landlord in and to the Premises.

     VI. INSURANCE; INDEMNIFICATION.

          6.1. Insurance. Tenant shall maintain, or cause to be maintained, at its sole expense, the following insurance on the Premises (herein called the "Required Insurance"):

          (a) Insurance against loss or damage to the Improvements (the "Improvements Insurance") under a fire and broad form of all risk extended coverage insurance policy (which shall include flood insurance if the Premises is located within a flood hazard area, and earthquake insurance) together with an agreed value endorsement. Such insurance shall be in amounts sufficient to prevent Landlord or Tenant from becoming a co-insurer under the applicable policies, and not less than the full replacement cost of the Improvements (excluding footings and foundations and other parts of the Improvements which are not insurable) as reasonably determined from time to time by Landlord but not more frequently than once in any 12-month period. Such insurance policies may contain reasonable exclusions and deductible amounts as are common to properties similar to the Premises.

          (b) General public liability insurance for the benefit of Landlord, Tenant and Lender against claims for damages to person or property occurring on, in or about the Premises and the adjoining streets, sidewalks, gutters, curbs, passageways and other areas adjacent thereto, if any, with a combined single limit of at least Five Million Dollars ($5,000,000.00) for personal injury and property damage, such insurance to include full coverage of the indemnity set forth in Section 6.10. Policies for such insurance shall be for the mutual benefit of Landlord, Tenant and Lender, as their respective interests may appear.

          (c) Workers' compensation insurance to the extent necessary to protect Landlord, Tenant and the Premises against workers' compensation claims, covering all persons employed in connection with any work done on or about the Premises with respect to which claims for death or bodily injury could be asserted against Landlord, Tenant or the Premises. Such policy of workers' compensation insurance shall comply with all of the requirements of applicable state law.

          (d) At any time when any portion of the Premises are being constructed, altered or replaced, builder's risk insurance (in completed value non-reporting form) in an amount no less than the actual replacement value of the Improvements, exclusive of foundations and excavations.

          6.2. Permitted Insurers. The Required Insurance shall be written by companies of recognized financial standing authorized to do insurance business in the state in which the Premises are located and have Bests ratings of A X or better. The Required Insurance shall name as the insured parties thereunder Landlord and Tenant, as their interests may appear, and Lender as an additional insured under a standard "mortgagee" endorsement or its equivalent satisfactory to Landlord. Landlord shall not be required to prosecute any claim against, or to contest any settlement proposed by, an insurer. Tenant may, at its expense, prosecute any such claim or contest any such settlement in the name of Landlord, Tenant or both with the consent of Landlord, and Landlord will join therein at Tenant's written request upon the receipt by Landlord of an indemnity from Tenant against all costs, liabilities and expenses in connection therewith.

          6.3. Insurance Claims. Insurance claims by reason of damage to or destruction of any portion of the Premises shall be primarily adjusted by Tenant, but both Landlord and Lender shall have the right to join with Tenant in adjusting any such loss and approve any adjustment proposed by Tenant.

          6.4. Insured Parties. Any loss under any such policy shall be made payable to Landlord (or, if Landlord so elects, to Lender), subject to the requirements of Section 6.9. Every policy of Required Insurance shall contain an agreement that the insurer will not cancel such policy except after thirty (30) days' written notice to Landlord and Lender and that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of Landlord, Tenant or Lender which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment and notwithstanding (i) any foreclosure or other action taken by a creditor pursuant to any provision of any Mortgage or other Loan Document upon the happening of a default or Event of Default thereunder or (ii) any change in ownership of the Premises.

          6.5. Delivery of Policies. Tenant shall deliver to Landlord promptly after the delivery of this Lease, the original or duplicate policies or Accord-27 form certificates of insurers, satisfactory to Lender, evidencing all of the Required Insurance. Tenant shall, prior to the expiration of any such policy, deliver to Landlord another original or duplicate of such policy or certificates evidencing the renewal of any such policy. If Tenant fails to maintain or renew any Required Insurance, or to pay the premium therefor, or to deliver such certificate, then Landlord, at its option, but without obligation to do so, procure such insurance. Any sums so expended by Landlord shall be Additional Rent hereunder and shall be repaid by Tenant within five (5) days after notice to Tenant of such expenditure and the amount thereof. together with interest thereon at the Interest Rate.

          6.6. No Double Coverage. Tenant shall not obtain or carry separate insurance covering the same risks as any Required Insurance unless Tenant, Landlord and Lender are included therein as named insured, with loss payable as provided in this Lease and the policy contains a first mortgagee endorsement in favor of the Lender. Tenant shall immediately notify Landlord whenever any such separate insurance is obtained and shall deliver to Landlord the policies or certificates evidencing the same. Any insurance which Landlord may elect to carry shall be excess and not primary coverage.

          6.7. Blanket Insurance. Anything contained in this Article VI to the contrary notwithstanding, all Required Insurance may be carried under a "blanket" or "umbrella" policy or policies covering other property or liabilities of Tenant, provided that such policies otherwise comply with the provisions of this Lease and specify the coverage and amounts thereof with respect to the Premises.

          6.8. Damages for Tenant's Failure to Properly Insure. Landlord or Lender shall not be limited in the proof of any damages which Landlord or Lender may claim against Tenant arising out of or by reason of Tenant's failure to provide and keep in force insurance, as provided above, to the amount of the insurance premium or premiums not paid or incurred by Tenant and which would have been payable under such insurance; but Landlord and Lender shall also be entitled to recover as damages for such breach, the uninsured amount of any loss, to the extent of any deficiency in the Required Insurance and damages, costs and expenses of suit suffered or incurred by reason of or damage to, or destruction of, the Premises, occurring during any period when Tenant shall have failed to provide the Required Insurance. Tenant shall indemnify, defend and hold harmless
     Landlord and Lender for any liability incurred by Landlord or Lender arising out of any deductibles for Required Insurance.

          6.9. Casualty. If all or any part of the Premises shall be damaged or destroyed by casualty which is insured or required to be insured under this Lease, or by any other casualty if the cost to repair such other casualty does not exceed twenty percent (20%) of the total replacement cost of the Improvements, Tenant shall promptly notify the Landlord thereof, and shall, with reasonable promptness and diligence, rebuild, replace and repair any damage or destruction to the Premises, at its expense, in conformity with the requirements of Section 5.4(a) hereof, in such manner as to restore the same to the same or better condition as existed prior to such casualty, using materials of the same or better grade than that of the materials being replaced, and there shall be no abatement of Basic Rent or Additional Rent. Proceeds of casualty insurance of $100,000.00 or less shall be paid to Tenant. Proceeds in excess of $100,000.00 shall be held by Landlord or a proceeds trustee (which may be Lender, an escrow or title company, or a bank or trust company designated by Landlord) and paid to Tenant, but only against certificates of Tenant, appropriate lien waivers and such other information reasonably required by Landlord or the proceeds trustee delivered to Landlord from time to time, but not more frequently than once per calendar month, as such work or repair progresses. Each such certificate shall describe the work or repair for which Tenant is requesting payment and the cost incurred by Tenant in connection therewith and stating that Tenant has not theretofore received payment for such work and has sufficient funds remaining to complete the work free of liens or claims. Any proceeds remaining after Tenant has repaired the Premises shall be delivered to Tenant No payment shall be made to Tenant if there exists any Event of Default under this Lease. If Tenant is not required to restore after a casualty, this Lease shall nevertheless remain in full force and effect, with no abatement of Basic Rent or Additional Rent, except that Landlord shall have the right to terminate this Lease by notice to Tenant if Tenant does not agree to restore within sixty (60) days after the casualty, or if Tenant agrees to restore but does not diligently proceed to do so.

          6.10. Indemnification.

          (a) Tenant agrees to pay, and to protect, defend, indemnify and save harmless Landlord, Lender and their agents from and against any and all actual liabilities, losses, damages, costs, expenses (including all reasonable attorneys' fees and expenses of Landlord but excluding lost profits and all other indirect or consequential damages), causes of action, suits, claims, demands or judgments of any nature whatsoever (i) arising from any injury to, or the death of, any person or damage to property (including property of employees and invitees of Tenant) on the Premises or upon adjoining sidewalks, streets or ways, to the extent not occasioned by the actual gross negligence or willful misconduct of Landlord, (ii) arising from the use, non-use, condition, maintenance, repair or occupation of the Premises or any part thereof or adjoining sidewalks, streets or ways, to the extent not occasioned by the actual gross negligence or willful misconduct of Landlord, (iii) arising from violation by Tenant of any agreement or condition of this Lease or any sublease (including without limitation the failure to pay Impositions), or any contract or agreement to which Tenant is a party, or any restriction, law, ordinance or regulation (including without limitation, the Americans With Disabilities Act of 1990 and all regulations issued thereunder) affecting the Premises or any part thereof or the ownership, occupancy or use thereof, to the extent not occasioned by the actual gross negligence or willful misconduct of Landlord; or (iv) arising out of any permitted contest referred to in Section 4.3 (collectively, "Indemnified Matters"). Without limiting the generality of the foregoing, the Indemnified Matters shall include matters arising prior to the Commencement Date. If Landlord, Lender or any agent of Landlord or Lender shall be made a party to any such litigation commenced against Tenant, and if Tenant, at its expense, shall fail to provide Landlord, Lender or their agents with counsel (upon Landlord's request) reasonably approved by Landlord, Tenant shall pay all costs and attorneys' fees and expenses incurred or paid by Landlord, Lender or their agents in connection with such litigation. Tenant's obligations and liabilities under this
               Section 6.10 shall survive the expiration of this Lease. Tenant waives all claims against Landlord arising from any liability described in this Section 6.10 (a), except to the extent caused by the actual gross negligence or willful misconduct of Landlord. The waiver and indemnity provisions in this paragraph are intended to exculpate and indemnify Landlord (i) from and against the direct consequences of its own negligence or fault when Landlord is solely negligent or contributorily, partially, jointly, comparatively or concurrently negligent with Tenant or any other person (but is not grossly negligent and has not committed willful misconduct) and (ii) from and against any liability of Landlord based on any applicable doctrine of strict liability unless resulting from the gross negligence or willful misconduct of Landlord.

          (b) Should any claim be made against Landlord by a person not a party to this Lease with respect to any Indemnified Matter, Landlord shall promptly give Tenant written notice of any such claim, and Tenant shall thereafter defend or settle any such claim, at its sole expense, on its own behalf and with counsel of its selection; provided, however, that Tenant's counsel shall be competent counsel experienced in the type of litigation or claim at issue and shall be acceptable to Landlord, acting reasonably. Upon Tenant's assumption of the defense of any claim against Landlord pursuant to Tenant's indemnity, Landlord shall have the right to participate in the defense or settlement of the claim with counsel retained and paid by it and Tenant shall cause the attorneys retained by it to consult and cooperate fully with counsel for Landlord. In such defense or settlement of any claims, Landlord shall provide Tenant with originals or copies of all relevant documents and shall cooperate with and assist Tenant, at no expense to Landlord. Notwithstanding any provision of this Section 6.10 to the contrary, Tenant shall not enter into any settlement or agreement in connection with any Indemnified Matters binding upon or adversely affecting either Landlord or Lender, or admit any liability or fact in controversy binding upon or adversely affecting either Landlord or Lender, without the prior written consent of Landlord or Lender, as the case may be, in such party's sole discretion.

          (c) Landlord agrees to pay, and to protect, defend, indemnify and save harmless Tenant and its agents from and against any and all liabilities, losses, damages (actual and consequential), costs, expenses (including all reasonable attorneys' fees and expenses of Tenant), causes of action, suits, claims, demands or judgments of any nature whatsoever arising from the actual gross negligence or willful misconduct of Landlord in connection with the Premises.

     VII. CONDEMNATION.

          7.1. Assignment of Award. Subject to the rights of Tenant set forth in this Article VII, Tenant hereby irrevocably assigns to Landlord any award or payment to which Tenant may be or become entitled with respect to Complete, Partial or Temporary Taking of the Premises or any part thereof, by condemnation or other eminent domain proceedings pursuant to any law, general or special, by any governmental authority, whether the same shall be paid or payable in respect of Tenant's leasehold interest hereunder or otherwise. Notwithstanding the foregoing, Tenant may recover the value of its personal property at the Premises, if taken, so long as the amount of the Net Award received by Landlord is at least equal to the higher of (a) the net book value of the Premises as reflected on Landlord's financial statements, or (b) the fair market value of the Premises, on the date of the Complete, Partial or Temporary Taking. Landlord and Lender shall be entitled to participate in any such proceeding.

          7.2. Definitions for Article VII.

          (a) "Complete Taking" shall mean the occurrence of any actual or threatened condemnation or other eminent domain proceeding pursuant to any general or special law, or any agreement with an authority having the power of eminent domain, which results in the taking or conveyance of (i) the entire Premises or (ii) such a significant portion of the Premises that, in the good faith judgment of either Tenant or Landlord, it is uneconomic to rebuild or restore the remaining portion of the Premises for the continued operation of the business.

          (b) "Partial Taking" shall mean the occurrence of any taking of a portion of the Premises by condemnation or other eminent domain proceedings, or any agreement with an authority having the power of eminent domain, which does not result in the taking or conveyance of such a significant portion of the Premises that, in the good faith judgment of either Tenant or Landlord, it is uneconomic to rebuild or restore the remaining portion of the Premises for the continued operation of the business.

          (c) "Temporary Taking" shall mean the occurrence of a temporary taking of the use or occupancy of the Premises or any part thereof by any governmental authority.

          (d) "Net Award" shall mean all amounts payable as a result of any condemnation or other eminent domain proceeding and all amounts payable pursuant to any agreement with any condemning authority (which agreement shall be deemed to be a taking) which has been made in settlement of or under threat of any condemnation or other eminent domain proceeding affecting the Premises, less all expenses incurred as a result thereof not otherwise paid by Tenant and the collection of such amounts.

          (e)  "Purchase Offer" shall mean a purchase offer as described in this
               Article VII.

          7.3. Complete Taking.

          Upon the occurrence of a Complete Taking Landlord or Tenant may elect to terminate this Lease by delivering a notice of termination specifying a Termination Date occurring not less than sixty (60) days after the delivery of such notice, and this Lease shall continue in full force and effect without abatement of rent until the Termination Date.

          7.4. Partial Taking. Upon the occurrence of any Partial Taking, this Lease shall continue in full effect without abatement or reduction of Basic Rent, Additional Rent or other sums payable by Tenant. In the event Landlord receives a Net Award in connection with any such Partial Taking Landlord shall, provided there is no Event of Default hereunder, make the Net Award available to Tenant, and Tenant shall, regardless of the adequacy of the award, make repairs in accordance with the requirements of Section 5.4(a) hereof so that, thereafter, the Premises shall be, as nearly as possible, in a condition as good as the condition thereof immediately prior to such Taking, but, if such Net Award shall be in excess of One Hundred Thousand Dollars ($100,000), the proceeds shall be held by Landlord or a proceeds trustee (which may be Lender or Lender's designee, or a bank or trust company designated by Landlord), and paid only upon delivery to Landlord of (i) certificates of Tenant identifying the repair work for which Tenant is requesting payment and the cost incurred by Tenant in connection therewith and stating that Tenant has not theretofore received payment for such work; (ii) appropriate lien waivers; and (iii) such other information as may be reasonably required by the proceeds trustee. Any Net Award remaining after such repairs have been made shall be delivered to Tenant if no Event of Default exists; otherwise, the excess shall be paid to Landlord.

          7.5. Temporary Taking. Upon the occurrence of any Temporary Taking, Tenant shall, promptly after any such Temporary Taking ceases, at its expense, repair any damage caused thereby in conformity with the requirements of Section 5.4(a) hereof so that, thereafter, the Premises shall be, as nearly as possible, in a condition as good as the condition thereof immediately prior to such Temporary Taking. In the event of such Temporary Taking, Tenant shall be entitled to receive the entire Net Award payable by reason of such Temporary Taking, less any costs incurred by the Landlord in connection therewith. If the cost of any repairs required to be made by Tenant pursuant to this Section 7.5 shall exceed the amount of the Net Award, the deficiency shall be paid by Tenant. No payments shall be made to Tenant pursuant to this Section 7.5, if any Event of Default shall exist under this Lease. No Basic Rent or Additional Rent shall abate through the duration of such Temporary Taking.

     VIII. ASSIGNMENT AND SUBLETTING.

          8.1. Power to Assign and Sublet. With Landlord's prior written consent, which shall not be unreasonably withheld, conditioned or delayed, Tenant may sublet all of the Premises and may assign all its rights and interests under this Lease (provided that each such sublease or assignment shall expressly be made subject to all of the provisions, including the use provisions of Section 1.3 of this Lease). Tenant shall, within ten (10) days after the execution and delivery of any such assignment or the sublease of all of the Premises, deliver a conformed copy thereof to Landlord.

          8.2. Assumption by Assignee; Tenant Remains Liable. If Tenant assigns its rights and interests under this Lease, the assignee under such assignment shall expressly assume all the obligations of Tenant hereunder in an instrument delivered to Landlord at the time of such assignment. No assignment or sublease made as permitted by this Article VIII shall affect or reduce any of the obligations of Tenant hereunder or the obligations of any guarantor of Tenant, and all such obligations shall continue in full force and effect as obligations of a principal and not as obligations of a guarantor or surety, to the same extent as though no assignment or subletting had been made, provided that performance by any such assignee or sublessee of any of the obligations of Tenant under this Lease shall be deemed to be performance by Tenant. No sublease or assignment made as permitted by this Article VIII shall impose any obligations on Landlord or otherwise affect any of the rights of Landlord under this Lease. Tenant hereby grants a security interest to Landlord in all subleases and all rents, issues and profits derived and to be derived therefrom, to secure performance of Tenant's obligations under this Lease. Landlord hereby grants to Tenant a license to collect all rents payable under any sublease (up to one month in advance), but upon any Event of Default, Landlord may in its sole discretion revoke such license and collect the rents directly from any sublessee and retain the same.

          8.3. Other Transfers Void. Neither this Lease nor the Term hereby demised shall be mortgaged by Tenant, nor shall Tenant mortgage or pledge the interest of Tenant in and to any sublease of the Premises or the rentals payable thereunder. Any mortgage, pledge, sublease or assignment made in violation of this Article VIII shall be void.

     IX. FINANCIAL INFORMATION.

          9.1. Financial Statements.  Tenant will furnish to Landlord and Lender
     (i) Tenant's annual audited financial statements within ninety (90) days after the end of Tenant's fiscal year, and (ii) Tenant's unaudited quarterly financial statements within forty-five (45) days after the end of each quarter.

     X. DEFAULT.

          10.1. Events of Default. Any of the following occurrences or acts shall constitute an event of default (herein called an "Event of Default") under this Lease:

          (a) If Tenant, at any time during the continuance of this Lease (and regardless of the pendency of any bankruptcy, reorganization, receivership, insolvency or other proceedings at law, in equity, or before any administrative tribunal, which have or might have the effect of preventing Tenant from complying with the terms of this Lease), shall (i) fail to make any payment when due of Basic Rent, Additional Rent or other sum herein required to be paid by Tenant hereunder for ten (10) days after written notice of such failure; (ii) fail to continuously operate the Premises for the Intended Use in accordance with the terms and conditions of
               Section 1.3 of this Lease for thirty (30) days after written notice of such failure; or (iii) fail to observe or perform any other provision hereof for thirty (30) days after written notice of such failure to observe or perform; or

          (b) If any representation or warranty of Tenant hereunder or set forth in any notice, certificate, demand, request or other instrument delivered pursuant to, or in connection with this Lease or in connection with the acquisition of the Premises by Landlord, shall either prove to be false or misleading in any material respect as of the time when the same shall have been made and Landlord actually suffers damages as a proximate cause thereof which are not paid by Tenant; or

          (c) If Tenant shall file a petition commencing a voluntary case under the Federal Bankruptcy Code or any federal or state law (as now or hereafter in effect) relating bankruptcy, insolvency, reorganization, winding-up or adjustment of debts (hereinafter collectively called "Bankruptcy Law") or if Tenant shall: (i) apply for or consent to the appointment of, or the taking of possession by, any receiver, custodian, trustee, United States Trustee or liquidator (or other similar official) of the Premises or any part thereof or of any substantial portion of Tenant's property; or (ii) generally not pay its debts as they become due, or admit in writing its inability to pay its debts generally as they become due; or (iii) make a general assignment for the benefit of its creditors; or (iv) file a petition commencing a voluntary case under or seeking to take advantage of any
               Bankruptcy Law; or (v) fail to controvert in timely and appropriate manner, or in writing acquiesce to, any petition commencing an involuntary case against Tenant or otherwise filed against Tenant pursuant to any Bankruptcy Law; or (vi) take any action in furtherance of any of the foregoing; or

          (d) If an order for relief against Tenant shall be entered in any involuntary case under the Federal Bankruptcy Code or any similar order against Tenant shall be entered pursuant to any other Bankruptcy Law, or if a petition commencing an involuntary case against Tenant or proposing the reorganization of Tenant under any Bankruptcy Law shall be filed and not be discharged or denied within ninety (90)) days after such filing, or if a proceeding or case shall be commenced in any court of competent jurisdiction seeking: (i) the liquidation, reorganization, dissolution, winding-up or adjustment of debts of Tenant; or (ii) the appointment of a receiver, custodian, trustee, United States Trustee or liquidator (or any similar official) of the Premises or any part thereof or of Tenant or of any substantial portion of Tenant's property; (iii) the attachment of the Premises or any portion thereof, or (iv) any similar relief as to Tenant pursuant to any Bankruptcy Law, and any such proceeding or case shall continue undismissed for ninety (90) days after such relief is granted; or

          (e) If the Premises shall be left both unattended and without maintenance as provided herein, for a period of thirty (30) consecutive days or more; or

          (f) If there occurs an "Event of Default" (as defined therein) under any of the leases listed on Exhibit "C" and the Event of Default is not cured within the applicable cure period and as a result thereof Landlord either terminates the other lease or recovers possession of the premises leased pursuant to the other lease.

          10.2. Landlord's Remedies.

          (a) In the event of an Event of Default and Tenant's failure to cure the Event of Default within the applicable cure period, Landlord shall have the right at its election to give Tenant ten (10) days' written notice of Landlord's intention to terminate the term of this Lease on a date specified in such notice. Thereupon, the term of this Lease and the estate hereby granted shall terminate on such date as completely and with the same effect as if such date were the date fixed herein for the expiration of the term of this Lease, and all rights of Tenant hereunder shall terminate, but Tenant shall remain liable as provided herein.

          (b) In the event of an Event of Default and Tenant's failure to cure the Event of Default within the applicable cure period, Landlord shall have the immediate right, whether or not the term of this Lease shall have been terminated pursuant to Section 10.2(a), to
               (i) re-enter and repossess the Premises or any part thereof by force, summary proceedings, ejection or otherwise, and (ii) remove all persons and property therefrom, Tenant hereby expressly waiving any and all notices to quit, cure or vacate provided by current or any future law. Landlord shall be under no liability by reason of any such re-entry, repossession or removal. No such re-entry or taking of possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate the term of this Lease unless a written notice of such intention to be given to Tenant pursuant to Section 10.2(a).

          (c) At any time or from time to time after the repossession of the Premises or any part thereof pursuant to Section 10.2(b), whether or not the term of this Lease shall have been terminated pursuant to Section 10.2(a), Landlord may (but shall be under no obligation to) relet the Premises or any part thereof for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such reasonable conditions (which may include concessions or free rent) and for such uses as Landlord may reasonably determine, and Landlord may collect and receive any rents payable by reason of such reletting. Landlord shall not be responsible or liable for any failure to relet the Premises or any part thereof or for any failure to collect any rent due upon any such reletting.

          (d) No termination of the term of this Lease pursuant to Section 10.2(a), by operation of law or otherwise, and no repossession of the Premises or any part thereof pursuant to Section 10.2(b) or otherwise, and no reletting of the Premises or any part thereof pursuant to Section 10.2(c), shall relieve Tenant of its liabilities and obligations hereunder, all of which shall survive such expiration, termination, repossession or reletting.

          (e) In the event of any such termination or repossession, Tenant will pay to Landlord the Basic Rent, Additional Rent and other sums required to be paid by Tenant to and including the date of such termination or repossession (together with interest at the Interest Rate on past due amounts); and, thereafter, Tenant shall, until the end of what would have been the term of this Lease in the absence of such termination or repossession, and whether or not the Premises or any part thereof shall have been relet, be liable to Landlord for, and shall pay to Landlord, as liquidated and agreed current damages: (i) the Basic Rent, Additional Rent and other sums which would be payable under this Lease by Tenant in the absence of such termination or repossession, less (ii) the net proceeds, if any, of any reletting effected for the account of Tenant pursuant to Section 10.2(c), after deducting from such proceeds all of Landlord's reasonable out-of-pocket expenses incurred in connection with such reletting (including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, employees' expenses, and expenses of preparation for such reletting). Tenant will pay such current damages on the days on which the Basic Rent would have been payable under this Lease in the absence of such termination or repossession, and Landlord shall be entitled to recover the same from Tenant on each such day.

          (f) At any time after such termination or repossession by reason of the occurrence of any Event of Default, whether or not Landlord shall have collected any current damages pursuant to Section 10.2(e), Landlord shall be entitled to recover from Tenant, and Tenant will pay to Landlord on demand, as and for liquidated and agreed final damages for Tenant's default and in lieu of all current damages beyond the date of such demand (it being agreed that it would be impracticable or extremely difficult to fix the actual damages), an amount equal to the present value of all rent payable under the Lease beyond the date of such demand over the then present value of the then fair market rental for the Premises, at the date of such demand for what would be the unexpired term of the Lease, which present value shall in each case be determined by the application of a discount factor of ten percent (10%) per annum. If any law, [including without limitation, California Civil Code Section 1951.2 or its successor,] shall be construed to limit the amount of such liquidated final damages to less than the amount above agreed upon, Landlord shall be entitled to the maximum amount allowable under such statute or rule of law.

          (g) Notwithstanding anything to the contrary stated herein, if an Event of Default shall have happened and be continuing, whether or not Tenant shall have abandoned the Premises, Landlord may elect to continue this Lease in effect for so long as the Landlord does not terminate Tenant's right to possession of the Premises and Landlord may enforce all of its rights and remedies hereunder including, without limitation, the right to recover all Basic Rent, Additional Rent and other sums payable hereunder as the same become due. [In connection therewith, Landlord shall have all of its rights under California Civil Code Section 1951.4 or its successor.]

          10.3. Additional Rights of Landlord. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease shall not be construed as waiver or a relinquishment thereof for the future. A receipt by Landlord of any Basic Rent, any Additional Rent or any other sum payable hereunder with knowledge of the breach of any covenant or agreement contained in this Lease shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions or provisions of this Lease, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, including but not limited to the provisions of this Lease setting forth Tenant's operating covenant, or to any other remedy allowed to Landlord at law or in equity.

          10.4. Waivers by Tenant. To the extent permitted by applicable law, Tenant hereby waives and surrenders for itself and all those claiming under it, including creditors of all kinds, (i) any right or privilege which it or any of them may have under any present or future construction, statute or rule of law to redeem the Premises or to have a continuance of this Lease for the term hereby demised after termination of Tenant's right of occupancy by order or judgment of any court or by any legal process or writ, or under the terms of this Lease or after the termination of the term of this Lease as herein provided, and (ii) the benefits of any present or future constitution, statute or rule of law which exempts property from liability for debt or for distress for rent.

          10.5. Attorneys' Fees. In the event of an Event of Default and Tenant's failure to cure the Event of Default within the applicable cure period, if an action shall be brought by Landlord for the enforcement of any right set forth herein in connection with, and subject to, the indemnification provisions contained in Section 6.10 hereof, Tenant shall be liable for all of the reasonable out-of-pocket expenses incurred by Landlord in connection therewith, including without limitation, attorneys' fees. However, should Tenant prevail in an action for violation of quiet enjoyment under this Lease, then and only in such event shall Landlord be liable for reasonable out-of-pocket expenses incurred by Tenant in connection therewith, including attorneys' fees.

     XI. MISCELLANEOUS.

          11.1. Notices, Demands and Other Instruments. All notices, demands, requests, consents, approvals and other instruments required or permitted to be given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been properly given if (a) with respect to Tenant, sent by registered or certified mail with a return receipt requested, postage prepaid, or sent by facsimile, nationally recognized overnight express carrier or delivered by hand, in each case addressed to Tenant at its notice address first above set forth, and (b) with respect to Landlord, sent by registered or certified mail with a return receipt request, postage prepaid, or sent by facsimile, nationally recognized overnight express courier or delivered by hand in each case, addressed to the Landlord at its address first above set forth along with a copy to the Lender (if Tenant shall have been given Lender's address). Landlord and Tenant shall each have the right from time to time to specify as its address for purposes of this Lease any other address in the United States of America upon giving fifteen (15) days written notice thereof, similarly given, to the other party. Notices shall be deemed communicated upon the earlier of receipt, or seventy-two (72) hours from the time of mailing if mailed as provided in this Section 11.1.

          11.2. Estoppel Certificates and Consents.

          (a) Tenant will, from time to time, upon not less than twenty (20) days prior written request by Landlord or by Lender, execute, acknowledge and deliver a certificate certifying: (i) that this Lease is unmodified and in full effect (or setting forth any modifications  along  with  the  statement  that  this  Lease  as modified is in full effect ); (ii) that the Basic Rent and Additional Rent payable and the dates to which the Basic Rent, Additional Rent and other sums payable hereunder have been paid;
               (iii) that to the best knowledge of Tenant, Landlord is not in any default of the Lease; (iv) the commencement and expiration dates of the Lease; (v) the amount of any security or other deposits; (vi) that either Tenant is in possession of the Premises or who is in possession; (vii) any concessions or other rights that Tenant (including first refusal, option or other occupancy claims) or Landlord may have; and (viii) such other matters as may reasonably be required by the requesting party. Any such certificate may be relied upon by any Lender, prospective purchaser, or prospective Lender of the Premises. Tenant further agrees to reasonably cooperate with Lender and its affiliates in the preparation of disclosure documents which may be issued in connection with a secondary market transaction involving a sale or securitization of its loan.

          (b) From time to time during the term of this Lease, Landlord expects to secure financing of its interest in the Premises by assigning Landlord's interest in this Lease and the sums payable hereunder. In the event of any such assignment to the Lender, Tenant will, upon not less than twenty (20) days prior written request by Landlord, execute, acknowledge and deliver to Landlord a consent clearly indicating (i) that Tenant is to make Basic Rent payments or portions thereof directly to Lender if required by Lender, and
               (ii) consent to such assignment addressed to such Lender in a form satisfactory to Lender; and Tenant will produce, at Tenant's expense, such certificates and other documents as may be reasonably requested by the Lender. Tenant acknowledges that, by execution hereof, it has agreed to make payments of Basic Rent or portions thereof directly to Lender, without further notice or direction if required by Lender, and Landlord consents to said payments by Tenant to Landlord.

          11.3. Determination of Fair Market Rental Value. Fair market rental value for purposes of setting Extended Term Basic Rent shall be determined by an appraisal, which shall be performed by an appraiser selected by Landlord within thirty (30) days after notice to Landlord of Tenant's exercise of the option for the applicable Extended Term and paid one half by Tenant and one half by Landlord. Any appraiser selected by Landlord shall have qualifications that include a minimum of five (5) years of experience in the appraisal of commercial real estate in the State in which the Premises are located. Such appraiser shall be disinterested, and shall be a member of a nationally recognized appraisal association. Further, any such appraiser shall comply with any licensing law then in effect for appraisers authorized to perform general appraisals within such State. If there are then any existing Federal laws governing appraisers, said appraiser shall be in compliance with the then applicable Federal laws for appraisers performing appraisals of commercial real estate. In the event that Tenant disputes the appraised fair market rental value determined by an appraiser (hereinafter the "First Appraiser"), who performed an appraisal pursuant to this Section 11.3, it shall so notify Landlord within fifteen (15) days after receipt of such written determination by the First Appraiser, and the disagreement shall be resolved as follows:

          (a) Within five (5) days after the service of such notice by Tenant to Landlord, Tenant shall designate a second appraiser (the "Second Appraiser"), who shall appraise the fair market rental value of the Premises. This Second Appraiser shall render its opinion of the fair market rental value no later than thirty (30) days after the service of notice by Tenant stated above. In the event that the higher of the two appraised fair market rental values rendered herein is not more than ten percent (10%) greater than the lower of the two appraised fair market rental values, then the mean between the two appraised values shall be utilized to fix the appraised fair market rental value.

          (b) In the event that the higher of the two appraised fair rental values is more than ten percent (10%) higher than the lower of the two appraised fair market rental values, then the First Appraiser and the Second Appraiser will meet within fifteen (15) days after receipt and acceptance of the Second Appraisal by Tenant, to attempt to agree upon the appraised fair market rental value. If the First Appraiser and Second Appraiser do not agree upon the appraised fair rental value after such meeting, then they shall appoint a third appraiser (the "Third Appraiser").

          (c) If the First and Second Appraiser shall be unable to agree upon the appointment of the Third Appraiser within fifteen (15) days after receipt and acceptance of the Second Appraisal by Tenant, then the Third Appraiser shall be selected by the Tenant and Landlord themselves. If Tenant and Landlord cannot agree on the third appraiser, within a further period of five (5) days, then either, on behalf of both, may apply to the United States District Court for the District of where the Premises are located, for the selection of the Third Appraiser. The fees and costs of the Second Appraiser will be borne by Tenant, and the fees and costs of the Third Appraiser, will be divided equally between Tenant and Landlord. The cost of application to the United States District Court shall be divided equally between Tenant and Landlord. In the event of the failure, refusal or inability of any appraiser to act, a new appraiser shall be appointed in its stead, which appointment shall be made in the same manner as provided herein; e.g., if the Second Appraiser must be replaced, then Tenant will have the right to designate its replacement. In the event that a Third Appraiser is selected in the manner aforesaid, it shall perform an appraisal of the fair market rental value of the Premises in accordance with the terms of this Section 11.3 within thirty (30) days after its appointment. In the event that the appraised fair market rental value rendered by the Third Appraiser is higher than the lower appraised fair market rental value, but lower than the higher appraised fair market rental value, as rendered by the First Appraiser and the Second Appraiser, then the appraised fair market rental value rendered by the Third Appraiser shall become the appraised value. In the event that the appraised value rendered by the Third Appraiser is lower than the lower appraised value or higher than the higher appraised fair rental value, as rendered by the First Appraiser and Second Appraiser, than an Appraisal Panel shall be convened.

               The "Appraisal Panel," consisting of the First, Second and Third Appraiser, shall convene within fifteen (15) days after submission of a written appraisal to Landlord and Tenant by the Third Appraiser (which Third Appraisal does not resolve the appraised fair market value question in accordance with this
               Section 11.3). The purpose of the formation of the Appraisal Panel will be to attempt to reach a decision by two members of the Appraisal Panel on the appraised fair rental value. A decision joined in by any two of the appraisers of the Appraisal Panel shall be the decision of the Appraisal Panel, and shall be binding upon the parties hereto following written notice thereof, which notice shall state the appraised fair rental value of the Premises. If no two members of the Appraisal Panel can concur in a decision of the appraised fair rental value within fifteen (15) days after the submission of the appraisal by the Third Appraiser to the parties, then the parties shall go to a neutral mediator for mediation. If the parties are unable to agree upon a fair rental value through mediation, the matter will be submitted to binding arbitration under the rules of the American Arbitration Association.

          (d) Each appraiser shall be instructed to assume that the provisions of this Lease (excluding the Basic Rent provision) would govern for a five (5) year term, that the Premises may be used for any lawful commercial use (regardless of their actual use), and that, as set forth in the Recitals to this Lease, the Premises being leased (and the fair market rent applicable thereto) includes the Land and the Improvements.

          11.4. No Merger. There shall be no merger of this Lease or the leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the same person acquiring or holding, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leasehold estate as well as the fee estate in the Premises or any portion thereof.

          11.5. Surrender. Upon the termination of this Lease, Tenant shall peaceably surrender the Premises to Landlord in the same condition in which they were received from Landlord at the commencement of this Lease, except as altered as permitted or required by this Lease and except for normal wear and tear. Tenant shall remove from the Premises prior to or within a reasonable time after such termination (not to exceed thirty (30) days) all its personal property that is capable of removal without causing damage to the Premises, and, at Tenant's expense, shall at such times of removal, repair any damage caused by such removal. Property not so removed shall become the property of Landlord. Landlord may thereafter cause such property to be removed and disposition of and the cost of repairing any damage caused by such removal shall be borne by Tenant. Any holding over by Tenant of the Premises after the expiration or earlier termination of the term of this Lease or any extensions thereof, with the consent of Landlord, shall operate and be construed as a tenancy from month to month only, at one hundred ten (110%) of the Basic Rent reserved herein and upon the same terms and conditions as contained in this Lease. Notwithstanding the foregoing, any holding over without Landlord's consent shall entitle Landlord, in addition to collecting Basic Rent at a rate of one hundred ten percent (110%) thereof, to exercise all rights and remedies provided by law or in equity.

          11.6. Separability. Each and every covenant and agreement contained in this Lease is separate and independent, and the breach of any thereof by Landlord other than the covenant of quiet enjoyment in Section 1.4, shall not discharge or relieve Tenant from any obligation hereunder. If any term or provision of this Lease or the application thereof to any person or circumstances or at any time to any extent be invalid and unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances or at any time other than those to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and shall be enforced to the extent permitted by law.

          11.7. Merger, Consolidation or Sale of Assets. It shall be a condition precedent to the merger of Tenant into another corporation, to the consolidation of Tenant with one or more other corporations and to the sale or other disposition of all or substantially all the assets of Tenant to one or more other entities that the surviving entity or transferee of assets, as the case may be, shall deliver to Landlord and to Lender an acknowledged instrument in recordable form assuming all obligations, covenants and responsibilities of Tenant hereunder and under any instrument executed by Tenant consenting to the assignment of Landlord's interest in this Lease to the Lender as security for indebtedness. Tenant covenants that it will not merge or consolidate or sell or otherwise dispose of all or substantially all of its assets unless such an instrument shall have been so delivered and unless the entity with which it intends to merge, consolidate, sell or otherwise transfer its assets to has a credit rating at least equal to Tenant's then current credit rating.

          11.8. Savings Clause. No provision contained in this Lease which purports to obligate Tenant to pay any amount of interest or any fees, costs or expenses which are in excess of the maximum permitted by applicable law, shall be effective to the extent that it calls for payment of any interest or other sums in excess of such maximum.

          11.9. Binding Effect; Limitation of Liability. All of the covenants, conditions and obligations contained in this Lease shall be binding upon and inure to the benefit of the respective successors and assigns of Landlord and Tenant to the same extent as if each successor and assign were in each case named, except that a successor and assign of Landlord shall only be bound as to covenants, conditions and obligations arising after the transfer. Notwithstanding anything to the contrary set forth in this Lease, if Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed, and if as a consequence of such default Tenant shall recover a judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levy thereon against the right, title and interest of Landlord in the Premises, and Landlord shall not be personally liable therefor, provided Landlord then owns the Premises and such limitation of liability shall not apply if Landlord does not then own the Premises.

          11.10. Table of Contents and Headings. The table of contents and headings used in this Lease are for convenience of reference only and shall not to any extent have the effect of modifying, amending or changing the provisions of this Lease.

          11.11. Governing Law. This Lease shall be governed by and interpreted under the laws of the state in which the Premises is located, but not including such state's conflict of laws rules.

          11.12. Certain Definitions.

          (a)  The term "Imposition" means:

               (i) All real estate taxes imposed by governmental authorities of any kind;

               (ii) All  other  taxes  and  any   payments   in  lieu   thereof,
                    assessments (including assessments for benefits from public works or improvements, whether or not begun or completed prior to the commencement of the term of this Lease and whether or not to be completed within said term), levies, fees, water and sewer rents and charges, and all other governmental charges of every kind, general and special, ordinary and extraordinary, whether or not the same shall have been within the express contemplation of the parties hereto, together with any interest and penalties thereon, which are, , imposed or levied upon or assessed against: (A) the Premises or any part thereof; (B) any Basic Rent, any Additional Rent reserved or payable hereunder; and/or (C) this Lease or the leasehold estate created hereby or which arise in respect of the operation, possession, occupancy or use of the Premises, to the extent payable during the Lease Term.

               (iii)Any gross  receipts or similar taxes imposed or levied upon, assessed against or measured by the Basic Rent, Additional Rent or any other sums payable by Tenant hereunder or levied upon or assessed against the Premises to the extent payable during the Lease Term;

               (iv) All  sales and use  taxes  which  may be levied or  assessed against or payable by Landlord and Tenant on account of the acquisition, leasing or use of the Premises or any portion thereof including but not limited to any taxes levied on the rental payable hereunder to the extent payable during the Lease Term; and

               (v) All charges for water, gas, light, heat, telephone, electricity, power and other utilities and communications services rendered or used on or about the Premises during the Lease Term.

          (b) The term "Landlord" means the owner, for the time being, of the rights of the lessor under this Lease, and its successors and assigns, and upon any assignment or transfer of such rights, except an assignment or transfer made as security for an obligation, the assignor or transferor shall be relieved of all future duties and obligations under this Lease, provided the assignee or transferee assumes in writing in recordable form all such future duties and obligations of Landlord and such written assumption is delivered to Tenant.

          (c) The term "Lease" means this Lease as amended and modified from time to time together with any memorandum or short form of lease entered into for the purpose of recording.

          (d) The term "Lender" means the holder of a mortgage or deed of trust ("Mortgage") or other security agreement encumbering Landlord's interest in the Premises and its successors and assigns. The documents, including but not limited to the Mortgage, evidencing and securing any loan encumbering Landlord's interest in the Premises are herein called "Loan Documents".

          (e) The term "Tenant's Certificate" means a written certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President or the Secretary of Tenant.

          (f) The term "Termination Date" means the date on which this Lease terminates in accordance with its terms, and shall be any business day and not a Saturday, Sunday or legal holiday.

          11.13. Exhibits. The exhibits to this Lease are hereby incorporated by reference herein and made a part hereof. The Guaranty attached hereto as Exhibit B is being executed and delivered on the Commencement Date, and such execution and delivery, at the election of Landlord, shall be a condition to the effectiveness of this Lease.

          11.14. Integration. This Lease, the exhibits hereto and the memorandum, if any, hereof, constitute the entire agreement between the parties hereto with regard to the subject matter hereof, and supersede any prior understandings, agreements or negotiations. This Lease may not be amended or modified except by a writing executed by Tenant and Landlord, with the consent of any Lender.

          11.15. Lease Memorandum. Each of Landlord and Tenant shall execute, acknowledge and deliver to the other a written memorandum of this Lease ("Memorandum") to be recorded in the appropriate land records of the jurisdiction in which the Premises is located, in order to give public notice and protect the validity of this Lease. In the event of any discrepancy between the provisions of the recorded Memorandum and the provisions of this Lease, the provisions of this Lease shall prevail.

          11.16. Subordination to Landlord Financing.

          (a) (i) Subject to the provisions of Section 11.16(a)(ii) below, Tenant agrees that this Lease shall at all times be subject and subordinate to the lien of any Mortgage, provided the original principal amount of the Mortgage does not exceed 90% of the fair market value of the Premises at the time of origination of the Mortgage and Tenant agrees, upon demand, without cost, to execute instruments as may be reasonably required to further effectuate or confirm such subordination.

               (ii) Tenant's  agreement  to  subordinate  set  forth in  Section
                    11.16(a)(ii) above is conditioned upon the Lender agreeing that: Tenant's tenancy and Tenant's rights under this Lease shall not be disturbed, terminated or otherwise adversely affected, nor shall this Lease be affected, by any default under any Mortgage, and in the event of a foreclosure or other enforcement of any Mortgage, or sale in lieu thereof, the purchaser at such foreclosure sale shall be bound to Tenant for the Term of this Lease, the rights of Tenant under this Lease shall expressly survive, and this Lease shall in all respects continue in full force and effect so long as no Event of Default has occurred and is continuing; provided, however, that such purchaser shall not:

                    (A)  be liable for any prior act or omission of Landlord;

                    (B) be subject to any defense, counterclaim, set-off or offset which Tenant may then have against Landlord;

                    (C) be bound by any payment of rent that Tenant may have made to Landlord more than thirty (30) days before the date such rent was first due and payable under this Lease with respect to any period after the date of attornment other than, and only to the extent that, this Lease expressly required such a prepayment;

                    (D) be bound by any obligation to make any payment to Tenant which was required to be made prior to the time such successor landlord succeeded to Landlord's interest;

                    (E) be bound by any obligation to perform any work or to make improvements to the Premises; or

          (b) Notwithstanding the provisions of Section 11.16(a), the holder of any Mortgage to which this Lease is subject and subordinate shall have the right, at its sole option, at any time, to subordinate and subject the Mortgage, in whole or in part, to this Lease by recording a unilateral declaration to such effect.

          (c) At any time prior to the expiration of the Term, Tenant agrees, at the election and upon demand of any owner of the Leased Premises, or of a Lender who has granted non-disturbance to Tenant pursuant to Section 11.16(a) above, to attorn, from time to time, to any such owner or lender, upon the terms and conditions of this Lease, for the remainder of the Term. The provisions of this Section 11.16(c) shall inure to the benefit of any such owner or Lender, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the foreclosure of the Mortgage, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions.

          (d) Each of Tenant, Landlord and Lender, however, upon written demand of the other, hereby agrees to execute, from time to time, instruments in confirmation of the foregoing provisions of Sections 11.16(a) and 11.16(c), in the form customarily used by such Lender to the extent consistent with the requirements of such Sections, acknowledging such subordination, non-disturbance and attornment as are provided in such Sections and setting forth the terms and conditions of its tenancy.

          11.17 Waiver of Statutory Liens.Landlord hereby forever waives and releases any and all liens, security interests and rights of Landlord created, granted or imposed by statute, law or regulation ("Statutory Liens") on, in or to any tangible personal property of Tenant located at any time at the Premises (the "Tenant Personalty"). Landlord acknowledges and agrees that Tenant may convey the Tenant Personalty, including granting security interests in the Tenant Personalty, from time to time free and clear of all Statutory Liens. Landlord and Lender shall, upon written demand of Tenant from time to time, execute and deliver to Tenant such documents as may reasonably be required to evidence and confirm Landlord's waiver of the Statutory Liens.

          11.18 Interest Rate. Any amount due from either party to the other under this Lease which is not paid within ten (10) days after written notice that such amount was not received when due (including, without limitation, amounts due as reimbursement for costs incurred in performing obligations of such party hereunder upon its failure to so perform) shall bear interest at the prime rate of Bank of America NA ("Interest Rate") from the date due until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease.

          11.19. Right of First Offer and First Refusal. [Provision to be inserted if not in a separate document.]

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above set forth.

"LANDLORD"

__________________________
a ________________________

By:_______________________

Title:____________________


"TENANT"

[UGLY DUCKLING CAR SALES, INC.],
an Arizona corporation

By:_______________________

Title:____________________

By:_______________________

Title:____________________

                                    GUARANTY

     THIS GUARANTY, dated as of ________, 1998, (together with all amendments and supplements hereto, referred to as this "Guaranty"), is from UGLY DUCKLING CORPORATION, a corporation organized and existing under the laws of Delaware (herein, together with its successors and assigns, including, without
limitation,   any  entity  succeeding   thereto  by  merger,   consolidation  or
acquisition of its assets substantially as an entirety, referred to as "Guarantor"), to _______, a _________ (herein, together with its successors and assigns, referred to as "Lessor").

     WHEREAS, Ugly Duckling Car Sales, Inc., an Arizona corporation herein, together with any entity succeeding thereto by merger, consolidation or acquisition of its assets substantially as an entirety, referred to as "Lessee"), a subsidiary [describe relationship] of Guarantor, leased from Lessor and Lessor has leased to Lessee a certain parcel of real property together with the building and improvements located thereon, and as described in Exhibit A attached hereto (the "Premises") pursuant to a Lease dated as of even date herewith, between Lessor and Lessee (the "Lease") (capitalized terms not defined herein shall have the meanings given in the Lease); and

     WHEREAS, the execution and delivery of this Guaranty by Guarantor is an inducement to Lessor to enter into the Lease and Lessor has advised Guarantor that it is not willing to enter into the Lease unless this Guaranty is executed and delivered (the Lease and the other documents executed and delivered at or prior to the closing by Lessee, other documents related to the Lease made by Lessee to or with Lessor and all modifications and amendments to the foregoing, made by Lessee to or with Lessor being, collectively, the "Lease Documents");

     NOW, THEREFORE, in consideration of the premises, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees with Lessor as follows:

     1. Guarantor unconditionally and irrevocably guarantees (i) the payment and performance by Lessee of all its obligations, covenants, agreements, terms and conditions under the Lease Documents and (ii) the prompt payment of all sums which may become payable by Lessee pursuant to any of the Lease Documents in full when due in accordance with the provisions thereof. This Guaranty is irrevocable, unconditional and absolute. If for any reason any sums shall not be paid by Lessee promptly when due (after any notice required by the Lease Documents and prior to the expiration of any applicable period of grace provided for in the Lease Documents), or any such agreement, covenant, term or condition is not performed or observed by Lessee in accordance with the Lease Documents, Guarantor promptly, after notice thereof, will pay the same to the person entitled thereto pursuant to the provisions of any such Lease Document and will promptly perform and observe the same or cause the same promptly to be performed or observed, in any case regardless of (a) any defenses or rights of setoff or counterclaims which Lessee or Guarantor may have or assert, (b) whether Lessor shall have taken any steps to enforce any rights against Lessee or any other remedy thereunder as a result of the default of Lessee thereunder and (c) any other condition, contingency, thing or matter whatsoever. Guarantor also agrees to pay to Lessor such further reasonable and actual amounts as shall be sufficient to cover the cost and expense actually incurred in collecting such sums, or any part thereof, or of otherwise enforcing this Guaranty, including without limitation, in any case, reasonable attorneys' fees and disbursements.

     2. The obligations, covenants, agreements and duties of Guarantor under this Guaranty shall in no way be affected or impaired by reason of the happening from time to time of any of the following, although without notice to or the further consent of Guarantor:

          (a) the extension, in whole or in part, of the time for payment by Lessee or Guarantor of any sums owing or payable under any of the Lease Documents (provided, however, that if any such extension is expressly granted by Lessor, then Guarantor shall be entitled to the benefit of such extension);

          (b) any assignment or reassignment of the Lease or subletting of the Premises or any part thereof but only during the Lease Term and not any Extended Term resulting from an assignee's exercise of an extension of the Lease Term;

          (c) the modification or amendment of any of the obligations of Lessee under the Lease Documents, whether the same be in the form of a new agreement or the modification or amendment of an existing Document (any of the foregoing being a "Modification"), or of Guarantor under this Guaranty;

          (d) the doing or the omission of any of the acts (including, without limitation, the giving of any consent referred to therein) referred to in the Lease Documents or this Guaranty;

          (e) any failure, omission or delay on the part of Lessor to enforce, assert or exercise any right, power or remedy conferred on or available to Lessor in or by any of the Lease Documents or this Guaranty, or any action on the part of Lessor granting indulgence or extension in any form whatsoever (except to the extent, if any, that such indulgence shall have been expressly granted by Lessor);

          (f) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshalling of assets and liabilities, receivership, conservatorship, custodianship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting Lessee or Guarantor or any of their assets;

          (g) the inability of Lessor or Lessee, respectively, to enforce any provision of the Lease Documents or this Guaranty, for any reason;

          (h) any change in the relationship between Lessee and Guarantor or any termination of such relationship;

          (i) the inability of Lessee to perform, or, to the extent permitted by applicable law, the release of Lessee or Guarantor from the performance of any obligation, agreement, covenant, term or condition of Lessee under any of the Lease Documents by reason of any law, regulation or decree, now or hereafter in effect; or

          (j) any action or inaction by Lessor which results in any impairment or destruction of any subrogation rights of Guarantor or any rights of Guarantor to proceed against Lessee for reimbursement.

     3. In the event of the rejection or disaffirmance of the Lease by Lessee or Lessee's receiver pursuant to any law affecting creditor's rights, Guarantor will, and does hereby (without the necessity of any further agreement or act) assume all obligations and liabilities of Lessee under or arising out of the Lease, to the same extent as if Guarantor had been originally named the lessee under the Lease, and there had been no such rejection or disaffirmance; Guarantor will confirm such assumption in writing at the request of Lessor, upon or after such rejection or disaffirmance. Guarantor, upon such assumption, shall have all rights of Lessee under the Lease and shall be entitled to a new lease on all of the terms and conditions of the Lease with respect to the unexpired portion of the Lease (to the extent permitted by law). Guarantor will execute and deliver such documents as Lessor may from time to time reasonably require to evidence such assumption, to confirm this Guaranty and to certify that Guarantor is not in default hereunder.

     4. Notice of acceptance of this Guaranty and notice of any obligations or liabilities contracted or incurred by Lessee under any of the Lease Documents are hereby waived by Guarantor.

     5. This Guaranty shall be construed in accordance with the laws of the state in which the Premises are located.

     6. This Guaranty may not be modified or amended except by written agreement duly executed by Guarantor with the consent in writing of Lessor and any Lender.

     7. [Guarantor is a company required to file certain reports with the Securities and Exchange Commission ("SEC"). Guarantor will deliver to Lessor within 30 days of filing with the SEC (other than on a confidential basis) or otherwise making public, copies of all financial statements, 8-K, 10-K and 10-Q reports, and notices and proxy statements sent by Guarantor to its stockholders.]

     8. Guarantor waives any right it may have (a) to require Lessor to proceed against Lessee or against any other party or (b) to require Lessor to pursue any remedy within the power of the Lessor and Guarantor agrees that all of Guarantor's obligations under this Guaranty are independent of the obligations of Lessee under the Lease Documents or under any other instrument or agreement, and that a separate action may be brought against Guarantor whether or not an action is commenced against Lessee under any thereof.

     9. All notices given pursuant to this Guaranty shall be in writing and shall be validly given when sent by a courier or express service guaranteeing overnight delivery and which will upon request provide a receipt of such delivery or by certified letter return receipt requested, and all other notices shall be validly given when addressed as set forth below. If this Guaranty provides for a designated period after notice within which to perform any act, such period shall commence on the date of receipt or refusal of such notice. If this Guaranty requires the exercise of a right by notice on or before a certain date or within a designated period, such right shall be deemed exercised on the date of receipt or refusal of receipt of such notice pursuant to which such right is exercised.

                  Notices shall be addressed as follows:

                  If to Lessor:


                  If to Guarantor:          Ugly Duckling Corporation
                                            Attention:  General Counsel
                                            2525 East Camelback Road, Suite 1150
                                            Phoenix, Arizona  85016

Lessor and Lessee each may from time to time specify, by giving 15 days' notice to each other party, (i) any other address in the United States as its address for purposes of this Guaranty and (ii) any other person or entity in the United States that is to receive copies of notices, offers, consents and other instruments hereunder.

     10. Guarantor hereby consents to, and no further consent by Guarantor shall be required for, (i) any assignment of rights of Lessor hereunder, in whole or in part, either as collateral security for obligations of Lessor secured by a lien on the Premises or in connection with the sale of the Premises or any interest therein or (ii) any assignment of the rights of Lessor under the Lease. Lessor will give notice to Guarantor of any such assignment, but a failure to do so will not result in any liability on Lessor, affect in any manner the enforceability of this Guaranty, the rights and remedies of Lessor hereunder or the obligations of Guarantor hereunder.

     11. In case any one or more of the provisions hereof or of the Lease Documents shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     12. Guarantor shall not, directly or indirectly, without the express prior written consent of Lessor, which may be withheld by Lessor in its sole and absolute discretion, (i) merge into or consolidate with any other corporation, partnership or any other entity ("Person") or permit any other Person to merge into or consolidate with Guarantor; (ii) sell, lease, transfer, abandon or otherwise dispose of all or substantially all of Guarantor's properties or assets; or (iii) sell or offer for sale any shares of capital stock or any securities convertible into, or any rights to acquire, shares of capital stock, unless in each case, of each of (i), (ii) or (iii) above, Guarantor' s ability to perform all of its obligations under this Guaranty (in Landlord's opinion) will not be impaired after giving effect to such transaction. Within 10 days following the merger of Guarantor into another corporation, or the consolidation of Guarantor with one or more other corporations or the sale or other disposition of all or substantially all the assets of Guarantor to one or more other entities, the surviving entity or transferee of assets, as the case may be, shall deliver to Lessor an acknowledged instrument in recordable form assuming all obligations, covenants and responsibilities of Guarantor hereunder and under this Guaranty.

     13. Lessor will accept performance by Guarantor of any of the obligations guaranteed under the Lease Documents as if such performance had been made by Lessee; provided, however, that the foregoing shall not be deemed to be an agreement by Lessor to allow access to the Premises in order to cure any default, it being acknowledged that any such right of access shall be obtained by Guarantor pursuant to a separate agreement with Lessee (and Lessor agrees to recognize any such rights of access which are so granted, provided that Lessor shall have received appropriate written notice thereof).

     14. This Guaranty shall be binding upon, and inure to the benefit of and be enforceable by, the Guarantor, the Lessor, the Lessee, any Lender, and their respective successors and assigns.

     15. Guarantor further agrees that, to the extent that the Lessee or Guarantor makes a payment or payments to the Lessor, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Lessee or the Guarantor or their respective estate trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable laws, then to the extent of such payment or repayment, this Guaranty and the advances or part thereof which have been paid, reduced or satisfied shall be reinstated and continued in full force and effect as of the date such initial payment reduction, or satisfaction occurred.

     16. Guarantor shall have no rights (direct or indirect) of subrogation, contribution, reimbursement, indemnification or other right of payment or recovery from any person or entity (including, without limitation, the Lessee) for any payments made by the Guarantor hereunder, and Guarantor hereby waives and releases, absolutely and unconditionally, any such right of subrogation, contribution, reimbursement, indemnification and other rights or recovery which it may nor or hereafter acquire.

                                             Ugly Duckling Corporation,
                                             a Delaware corporation

                                             By:
                                             Title:

                                             By:
                                             Title: